Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 3Q 2012
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7 - 9	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
10	…………….	Quarterly Global Wealth Management Group Income Statement Information
11	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
12	…………….	Quarterly Asset Management Income Statement Information
13	…………….	Quarterly Asset Management Financial Information and Statistical Data
14	…………….	Country Risk Exposure - European Peripherals and France Appendix I
15	…………….	Earnings Per Share Appendix II
16 - 17	…………….	End Notes
18	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	June 30, 2012	Sept 30, 2011	Sept 30, 2012	Sept 30, 2011	Change
Net revenues
Institutional Securities	$1,376	$3,234	$6,410	(57%)	(79%)	$7,633	$15,137	(50%)
Global Wealth Management Group	3,336	3,305	3,226	1%	3%	10,055	10,070	--
Asset Management	631	456	205	38%	*	1,620	1,463	11%
Intersegment Eliminations	(54)	(42)	(31)	(29%)	(74%)	(131)	(79)	(66%)
Consolidated net revenues	$5,289	$6,953	$9,810	(24%)	(46%)	$19,177	$26,591	(28%)

Income (loss) from continuing operations before tax
Institutional Securities	$(1,917)	$508	$3,447	*	*	$(1,721)	$5,364	*
Global Wealth Management Group	239	393	356	(39%)	(33%)	1,019	1,017	--
Asset Management	198	43	(118)	*	*	369	175	111%
Intersegment Eliminations	0	(4)	0	*	--	(4)	0	*
Consolidated income (loss) from continuing operations before tax	$(1,480)	$940	$3,685	*	*	$(337)	$6,556	*

Income (loss) applicable to Morgan Stanley
Institutional Securities	$(1,268)	$381	$2,072	*	*	$(1,183)	$3,827	*
Global Wealth Management Group	157	172	167	(9%)	(6%)	522	527	(1%)
Asset Management	104	14	(61)	*	*	143	29	*
Intersegment Eliminations	0	(4)	0	*	--	(4)	0	*
Consolidated income (loss) applicable to Morgan Stanley	$(1,007)	$563	$2,178	*	*	$(522)	$4,383	*

Financial Metrics:
Return on average common equity
from continuing operations	*	3.5%	14.6%			*	6.1%
Return on average common equity	*	3.7%	14.7%			*	6.0%

Tier 1 common capital ratio	13.7%	13.6%	11.6%
Tier 1 capital ratio	16.7%	17.2%	14.9%

Book value per common share	$30.53	$31.02	$31.29
Tangible book value per common share	$26.65	$27.70	$27.79

Notes:	-
Results for the quarters ended September 30, 2012, June 30, 2012 and September 30, 2011, include positive (negative) revenue of $(2,262) million, $350 million and $3,410 million, respectively, related to the movement in Morgan Stanley's credit spreads and other credit factors on certain long-term and short-term debt (Debt Valuation Adjustment, DVA).

-
Income (loss) applicable to Morgan Stanley represents income (loss) from continuing operations, adjusted for the portion of net income (loss) applicable to noncontrolling interests related to continuing operations.  For the quarters ended September 30, 2012, June 30, 2012, and September 30, 2011 net income (loss) applicable to noncontrolling interests include $16 million, $8 million, and $2 million respectively, reported as a gain in discontinued operations.

-
The return on average common equity and tangible book value per common share are non-GAAP measures that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance and capital adequacy.

	-	Tier 1 common capital ratio equals Tier 1 common equity divided by Risk Weighted Assets (RWA).
	-	Tier 1 capital ratio equals Tier 1 capital divided by RWA.
	-	Book value per common share equals common equity divided by period end common shares outstanding.
	-	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
	-	See page 4 of the financial supplement for additional information related to the calculation of the financial metrics.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	June 30, 2012	Sept 30, 2011	Sept 30, 2012	Sept 30, 2011	Change
Revenues:
Investment banking	$1,152	$1,104	$1,031	4%	12%	$3,319	$3,940	(16%)
Principal transactions:
Trading	607	2,469	4,960	(75%)	(88%)	5,483	11,421	(52%)
Investments	290	63	(298)	*	*	438	433	1%
Commissions and fees	988	1,040	1,476	(5%)	(33%)	3,205	4,198	(24%)
Asset management, distribution and admin. fees	2,257	2,268	2,149	--	5%	6,677	6,406	4%
Other	152	170	347	(11%)	(56%)	432	110	*
Total non-interest revenues	5,446	7,114	9,665	(23%)	(44%)	19,554	26,508	(26%)

Interest income	1,379	1,323	1,753	4%	(21%)	4,244	5,573	(24%)
Interest expense	1,536	1,484	1,608	4%	(4%)	4,621	5,490	(16%)
Net interest	(157)	(161)	145	2%	*	(377)	83	*
Net revenues	5,289	6,953	9,810	(24%)	(46%)	19,177	26,591	(28%)
Non-interest expenses:
Compensation and benefits	3,929	3,633	3,638	8%	8%	11,993	12,545	(4%)
Non-compensation expenses:
Occupancy and equipment	388	380	382	2%	2%	1,160	1,174	(1%)
Brokerage, clearing and exchange fees	359	405	443	(11%)	(19%)	1,167	1,254	(7%)
Information processing and communications	493	487	456	1%	8%	1,439	1,340	7%
Marketing and business development	138	156	143	(12%)	(3%)	440	436	1%
Professional services	477	478	440	--	8%	1,367	1,310	4%
Other	985	474	623	108%	58%	1,948	1,976	(1%)
Total non-compensation expenses	2,840	2,380	2,487	19%	14%	7,521	7,490	--

Total non-interest expenses	6,769	6,013	6,125	13%	11%	19,514	20,035	(3%)

Income (loss) from continuing operations before taxes	(1,480)	940	3,685	*	*	(337)	6,556	*
Income tax provision / (benefit) from continuing operations	(524)	226	1,415	*	*	(244)	1,709	*
Income (loss) from continuing operations	(956)	714	2,270	*	*	(93)	4,847	*
Gain (loss) from discontinued operations after tax	0	36	23	*	*	21	(18)	*
Net income (loss)	$(956)	$750	$2,293	*	*	$(72)	$4,829	*
Net income applicable to redeemable noncontrolling interests	8	0	0	*	*	8	0	*
Net income applicable to nonredeemable noncontrolling interests	59	159	94	(63%)	(37%)	446	469	(5%)
Net income (loss) applicable to Morgan Stanley	(1,023)	591	2,199	*	*	(526)	4,360	*
Preferred stock dividend / Other	24	27	46	(11%)	(48%)	73	2,025	(96%)
Earnings (loss) applicable to Morgan Stanley common shareholders	$(1,047)	$564	$2,153	*	*	$(599)	$2,335	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	(1,007)	563	2,178	*	*	(522)	4,383	*
Gain (loss) from discontinued operations after tax	(16)	28	21	*	*	(4)	(23)	83%
Net income (loss) applicable to Morgan Stanley	$(1,023)	$591	$2,199	*	*	$(526)	$4,360	*

Pre-tax profit margin	*	14%	38%			*	25%
Compensation and benefits as a % of net revenues	74%	52%	37%			63%	47%
Non-compensation expenses as a % of net revenues	54%	34%	25%			39%	28%
Effective tax rate from continuing operations	35.4%	24.0%	38.4%			72.4%	26.1%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The portion of net income attributable to noncontrolling interests for consolidated entities is presented as either net income (loss) applicable to redeemable noncontrolling interests or net income (loss) applicable to nonredeemable noncontrolling interests.

-
During the quarter ended September 30, 2012, Morgan Stanley completed the purchase of an additional 14% stake in Morgan Stanley Smith Barney (Joint Venture) from Citigroup Inc. (Citi), increasing the Firm’s interest from 51% to 65%. Prior to September 17, 2012, Citi’s results related to its 49% interest were reported in net income (loss) applicable to nonredeemable noncontrolling interests. Due to the terms of the revised agreement with Citi, subsequent to the purchase of the additional 14% stake, Citi’s results related to the 35% interest are reported in net income (loss) applicable to redeemable noncontrolling interests.

-
The quarter ended September 30, 2012 includes an out of period net income tax provision of approximately $82 million, primarily related to the overstatement of tax benefits associated with repatriated earnings of a foreign subsidiary in 2010.

-
For the quarter ended June 30, 2012, discontinued operations included operating results related to Saxon (reported in Institutional Securities segment) and a pre-tax gain of $108 million ($73 million after-tax) and other operating income related to the sale of Quilter & Co. Ltd. (Quilter) (reported in the Global Wealth Management business segment).

	-	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	June 30, 2012	Sept 30, 2011	Sept 30, 2012	Sept 30, 2011	Change

Income (loss) from continuing operations	$(956)	$714	$2,270	*	*	$(93)	$4,847	*
Net income applicable to redeemable noncontrolling interests	8	0	0	*	*	8	0	*
Net income applicable to nonredeemable noncontrolling interests	43	151	92	(72%)	(53%)	421	464	(9%)
Net income (loss) from continuing operations applicable to noncontrolling interest	51	151	92	(66%)	(45%)	429	464	(8%)
Income (loss) from continuing operations applicable to Morgan Stanley	(1,007)	563	2,178	*	*	(522)	4,383	*
Less: Preferred Dividends	24	24	24	--	--	72	268	(73%)
Less: MUFG preferred stock conversion	-	-	-	--	--	-	1,726	*
Income from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	(1,031)	539	2,154	*	*	(594)	2,389	*

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	0	3	22	*	*	1	31	(97%)
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(1,031)	$536	$2,132	*	*	$(595)	$2,358	*

Gain (loss) from discontinued operations after tax	0	36	23	*	*	21	(18)	*
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	16	8	2	100%	*	25	5	*
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(16)	28	21	*	*	(4)	(23)	83%
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--	0	0	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(16)	28	21	*	*	(4)	(23)	83%

Earnings (loss) applicable to Morgan Stanley common shareholders	$(1,047)	$564	$2,153	*	*	$(599)	$2,335	*

Average basic common shares outstanding (millions)	1,889	1,885	1,848	--	2%	1,884	1,590	19%

Earnings per basic share:
Income from continuing operations	$(0.55)	$0.28	$1.15	*	*	$(0.32)	$1.48	*
Discontinued operations	$-	$0.02	$0.01	*	*	$-	$(0.01)	*
Earnings per basic share	$(0.55)	$0.30	$1.16	*	*	$(0.32)	$1.47	*

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(1,031)	$536	$2,132	*	*	$(595)	$2,358	*

Diluted EPS Adjustments:
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(1,031)	$536	$2,132	*	*	$(595)	$2,358	*

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(16)	28	21	*	*	(4)	(23)	83%

Earnings (loss) applicable to Morgan Stanley common shareholders	$(1,047)	$564	$2,153	*	*	$(599)	$2,335	*

Average diluted common shares outstanding and common stock equivalents (millions)	1,889	1,912	1,869	(1%)	1%	1,884	1,608	17%

Earnings per diluted share:
Income from continuing operations	$(0.55)	$0.28	$1.14	*	*	$(0.32)	$1.47	*
Discontinued operations	$-	$0.01	$0.01	*	*	$-	$(0.02)	*
Earnings per diluted share	$(0.55)	$0.29	$1.15	*	*	$(0.32)	$1.45	*

Notes:	-
The portion of net income attributable to noncontrolling interests for consolidated entities is presented as either net income (loss) applicable to redeemable noncontrolling interests or net income (loss) applicable to nonredeemable noncontrolling interests.

-
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 15 of the financial supplement and Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2011.

	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2012		June 30, 2012		Sept 30, 2011		June 30, 2012	Sept 30, 2011	Sept 30, 2012	Sept 30, 2011	Change

Regional revenues (1)
Americas	$4,753		$5,114		$6,544		(7%)	(27%)	$14,657	$18,609	(21%)
EMEA (Europe, Middle East, Africa)	296		978		2,199		(70%)	(87%)	2,428	5,393	(55%)
Asia	240		861		1,067		(72%)	(78%)	2,092	2,589	(19%)
Consolidated net revenues	$5,289		$6,953		$9,810		(24%)	(46%)	$19,177	$26,591	(28%)

Worldwide employees	57,726		58,627		62,245		(2%)	(7%)

Firmwide deposits	$70,757		$68,252		$66,184		4%	7%
Total assets	$764,985		$748,517		$794,939		2%	(4%)
Risk weighted assets (2)	$319,202		$314,583		$346,460		1%	(8%)
Global Liquidity Reserve (Billions) (3)	$170		$173		$180		(2%)	(6%)
Long-Term Debt Outstanding	$168,444		$167,828		$189,093		--	(11%)
Maturities of Long-Term Debt Outstanding (next 12 months)	$20,214		$25,356		$38,731		(20%)	(48%)

Common equity	60,291		61,333		60,320		(2%)	--
Preferred equity	1,508		1,508		1,508		--	--
Morgan Stanley shareholders' equity	61,799		62,841		61,828		(2%)	--
Junior subordinated debt issued to capital trusts	4,833		4,851		4,836		--	--
Less: Goodwill and intangible assets (4)	(7,655)		(6,568)		(6,761)		(17%)	(13%)
Tangible Morgan Stanley shareholders' equity	$58,977		$61,124		$59,903		(4%)	(2%)
Tangible common equity	$52,636		$54,765		$53,559		(4%)	(2%)

Leverage ratio	13.0	x	12.2	x	13.3	x

Tier 1 common capital (5)	$43,729		$42,765		$40,326		2%	8%
Tier 1 capital (6)	$53,353		$54,245		$51,613		(2%)	3%

Tier 1 common capital ratio	13.7%		13.6%		11.6%
Tier 1 capital ratio	16.7%		17.2%		14.9%
Tier 1 leverage ratio	7.2%		7.1%		6.3%

Period end common shares outstanding (000's)	1,975,040		1,977,403		1,927,540		--	2%

Book value per common share	$30.53		$31.02		$31.29
Tangible book value per common share	$26.65		$27.70		$27.79

Notes:	-	All data presented in millions except number of employees, liquidity, ratios and book values.
	-	The number of worldwide employees for all periods has been restated to exclude employees of Quilter.
-
Tangible common equity and tangible book value per common share are non-GAAP financial measures that the Firm considers to be useful measures of capital adequacy. Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction and includes only the Firm’s share of the Joint Venture’s goodwill and intangible assets. Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

	-	Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.
-
Tier 1 leverage ratio equals Tier 1 capital divided by adjusted average total assets (which reflects adjustments for disallowed goodwill, certain intangible assets, deferred tax assets and financial and non-financial equity investments).

	-	Refer to End Notes on pages 16-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	June 30, 2012	Sept 30, 2011	Sept 30, 2012	Sept 30, 2011	Change:
Average Tier 1 Common Capital (1)
Institutional Securities	$22.0	$22.3	$25.9	(1%)	(15%)	$22.2	$26.5	(16%)
Global Wealth Management Group	3.8	3.8	3.5	--	9%	3.7	3.3	12%
Asset Management	1.3	1.3	1.5	--	(13%)	1.3	1.5	(13%)
Parent capital	16.3	15.1	9.4	8%	73%	15.1	3.1	*
Total - continuing operations	43.4	42.5	40.3	2%	8%	42.3	34.4	23%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$43.4	$42.5	$40.3	2%	8%	$42.3	$34.4	23%

Average Common Equity (1)
Institutional Securities	$28.6	$29.3	$32.7	(2%)	(13%)	$29.2	$33.2	(12%)
Global Wealth Management Group	13.2	13.3	13.5	(1%)	(2%)	13.3	13.3	--
Asset Management	2.4	2.5	2.7	(4%)	(11%)	2.4	2.7	(11%)
Parent capital	16.8	16.3	10.2	3%	65%	16.1	3.1	*
Total - continuing operations	61.0	61.4	59.1	(1%)	3%	61.0	52.3	17%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$61.0	$61.4	$59.1	(1%)	3%	$61.0	$52.3	17%

Return on average Tier 1 common capital
Institutional Securities	*	6%	32%			*	10%
Global Wealth Management Group	16%	18%	19%			18%	12%
Asset Management	32%	4%	*			14%	*
Total - continuing operations	*	5%	21%			*	9%
Firm	*	5%	22%			*	9%

Return on average common equity
Institutional Securities	*	5%	25%			*	8%
Global Wealth Management Group	5%	5%	5%			5%	3%
Asset Management	17%	2%	*			8%	*
Total - continuing operations	*	4%	15%			*	6%
Firm	*	4%	15%			*	6%

Notes:	-
Beginning in the quarter ended March 31, 2012, Firm and segment required Capital is met by Tier 1 common capital. Prior to the quarter ended March 31, 2012, the Firm's required Capital was met by regulatory Tier 1 capital or Tier 1 common equity. Segment capital for prior quarters has been recast under this framework.  Tier 1 common capital is defined as Tier 1 capital less non-common elements in Tier 1 capital, including perpetual preferred stock and related surplus, minority interest in subsidiaries, trust preferred securities and mandatory convertible preferred securities.

-
The return on average common equity and average Tier 1 common capital are non-GAAP measures that the Firm considers to be useful measures that the Firm and investors use to assess operating performance.

-
For the nine months ended September 30, 2011, the negative adjustment of $1.7 billion related to the MUFG conversion was allocated to the business segments and included in the numerator for the purpose of calculating the return on average common equity as follows: Institutional Securities $1.4 billion, Global Wealth Management $0.2 billion and Asset Management $0.1 billion. Excluding this negative adjustment, the return on average common equity would have been: Firm: 10%, Institutional Securities: 14%, Global Wealth Management: 5% and Asset Management: 1%, for the nine months ended September 30, 2011.

	-	Refer to End Notes on pages 16-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	June 30, 2012	Sept 30, 2011	Sept 30, 2012	Sept 30, 2011	Change
Revenues:
Investment banking	$969	$884	$864	10%	12%	$2,704	$3,345	(19%)
Principal transactions:
Trading	314	2,254	4,781	(86%)	(93%)	4,612	10,636	(57%)
Investments	74	46	(119)	61%	*	71	174	(59%)
Commissions and fees	468	509	814	(8%)	(43%)	1,525	2,088	(27%)
Asset management, distribution and admin. fees	41	33	30	24%	37%	106	95	12%
Other	73	51	259	43%	(72%)	182	(251)	*
Total non-interest revenues	1,939	3,777	6,629	(49%)	(71%)	9,200	16,087	(43%)

Interest income	986	931	1,374	6%	(28%)	3,062	4,439	(31%)
Interest expense	1,549	1,474	1,593	5%	(3%)	4,629	5,389	(14%)
Net interest	(563)	(543)	(219)	(4%)	(157%)	(1,567)	(950)	(65%)
Net revenues	1,376	3,234	6,410	(57%)	(79%)	7,633	15,137	(50%)

Compensation and benefits	1,638	1,425	1,520	15%	8%	5,171	5,653	(9%)
Non-compensation expenses	1,655	1,301	1,443	27%	15%	4,183	4,120	2%
Total non-interest expenses	3,293	2,726	2,963	21%	11%	9,354	9,773	(4%)

Income (loss) from continuing operations before taxes	(1,917)	508	3,447	*	*	(1,721)	5,364	*
Income tax provision / (benefit) from continuing operations	(661)	72	1,315	*	*	(694)	1,299	*
Income (loss) from continuing operations	(1,256)	436	2,132	*	*	(1,027)	4,065	*
Gain (loss) from discontinued operations after tax	(17)	(29)	(11)	41%	(55%)	(63)	(64)	2%
Net income (loss)	(1,273)	407	2,121	*	*	(1,090)	4,001	*
Net income applicable to redeemable noncontrolling interests	-	-	-	--	--	-	-	--
Net income applicable to nonredeemable noncontrolling interests	12	55	60	(78%)	(80%)	156	238	(34%)
Net income (loss) applicable to Morgan Stanley	$(1,285)	$352	$2,061	*	*	$(1,246)	$3,763	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	(1,268)	381	2,072	*	*	(1,183)	3,827	*
Gain (loss) from discontinued operations after tax	(17)	(29)	(11)	41%	(55%)	(63)	(64)	2%
Net income (loss) applicable to Morgan Stanley	$(1,285)	$352	$2,061	*	*	$(1,246)	$3,763	*

Return on average common equity
from continuing operations	*	5%	25%			*	8%
Pre-tax profit margin	*	16%	54%			*	35%
Compensation and benefits as a % of net revenues	119%	44%	24%			68%	37%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The portion of net income attributable to noncontrolling interests for consolidated entities is presented as either net income (loss) applicable to redeemable noncontrolling interests or net income (loss) applicable to nonredeemable noncontrolling interests.

-
The quarter ended September 30, 2012 includes an out of period net income tax provision of approximately $82 million, primarily related to the overstatement of tax benefits associated with repatriated earnings of a foreign subsidiary in 2010.

-
The negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Institutional Securities would have been 14% for the nine months ended September 30, 2011.

	-	For the quarter ended June 30, 2012, discontinued operations included operating results related to Saxon.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	June 30, 2012	Sept 30, 2011	Sept 30, 2012	Sept 30, 2011	Change

Investment Banking
Advisory revenues	$339	$263	$413	29%	(18%)	$915	$1,331	(31%)
Underwriting revenues
Equity	199	283	239	(30%)	(17%)	654	943	(31%)
Fixed income	431	338	212	28%	103%	1,135	1,071	6%
Total underwriting revenues	630	621	451	1%	40%	1,789	2,014	(11%)

Total investment banking revenues	$969	$884	$864	10%	12%	$2,704	$3,345	(19%)

Sales & Trading
Equity	$587	$1,218	$1,961	(52%)	(70%)	$3,257	$5,516	(41%)
Fixed Income & Commodities	(163)	1,046	3,889	*	*	1,880	7,764	(76%)
Other	(164)	(11)	(444)	*	63%	(461)	(1,411)	67%
Total sales & trading net revenues	$260	$2,253	$5,406	(88%)	(95%)	$4,676	$11,869	(61%)

Investments & Other
Investments	$74	$46	$(119)	61%	*	$71	$174	(59%)
Other	73	51	259	43%	(72%)	182	(251)	*
Total investments & other revenues	$147	$97	$140	52%	5%	$253	$(77)	*

Total Institutional Securities net revenues	$1,376	$3,234	$6,410	(57%)	(79%)	$7,633	$15,137	(50%)

Notes:	-	For the periods noted below, sales and trading net revenues included positive (negative) revenue related to DVA as follows:
September 30, 2012: Total QTD: $(2,262) million; Fixed Income & Commodities: $(1,621) million; Equity: $(641) million
June 30, 2012: Total QTD: $350 million; Fixed Income & Commodities: $276 million; Equity: $74 million
September 30, 2011: Total QTD: $3,410 million; Fixed Income & Commodities: $2,790 million; Equity: $620 million
September 30, 2012: Total YTD: $(3,891) million; Fixed Income & Commodities: $(2,942) million; Equity: $(949) million
September 30, 2011: Total YTD: $3,465 million; Fixed Income & Commodities: $2,823 million; Equity: $642 million
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Current VaR Methodology			Prior VaR Methodology

	Quarter Ended			Quarter Ended
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	Sept 30, 2012	June 30, 2012	Sept 30, 2011

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$53	$63	$58	$76	$75	$77
Equity price	26	29	30	32	36	35
Foreign exchange rate	12	13	18	17	16	19
Commodity price	22	27	30	27	34	32

Aggregation of Primary Risk Categories	58	68	75	79	81	93

Credit Portfolio VaR	23	26	69	28	33	104

Trading VaR	$63	$76	$99	$82	$91	$130

Notes:	-
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. The Firm has modified its VaR model to make it more responsive to recent market conditions. The change has been approved by Firm’s regulators for use in the Firm's regulatory capital calculations. Further discussion of the calculation of VaR and the limitations of the Firm's 2012 VaR methodology, will be disclosed in Part I, Item 3 "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 10-Q for the quarter ended September 30, 2012.

	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Loans and Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	June 30, 2012	Sept 30, 2011

Loans and commitments at fair value
Corporate funded loans:
Investment grade	$4.2	$5.2	$5.6	(19%)	(25%)
Non-investment grade	5.6	5.9	7.5	(5%)	(25%)
Total corporate funded loans	$9.8	$11.1	$13.1	(12%)	(25%)

Corporate lending commitments:
Investment grade	$24.2	$29.5	$52.6	(18%)	(54%)
Non-investment grade	8.2	9.0	17.1	(9%)	(52%)
Total corporate lending commitments	$32.4	$38.5	$69.7	(16%)	(54%)

Corporate funded loans plus lending commitments:
Investment grade	$28.4	$34.7	$58.2	(18%)	(51%)
Non-investment grade	13.8	14.9	24.6	(7%)	(44%)
Total loans and commitments at fair value	$42.2	$49.6	$82.8	(15%)	(49%)

% investment grade	67%	70%	70%
% non-investment grade	33%	30%	30%

Held for investment (HFI) portfolio	$40.5	$32.9	$4.0	23%	*

Held for sale (HFS) portfolio	$9.7	$8.4	$-	15%	*
Total Corporate Lending Exposure	$92.4	$90.9	$86.8	2%	6%

Hedges	$19.6	$24.4	$41.4	(20%)	(53%)

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its event driven or relationship lending activities.  For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2011.

	-	Total Corporate Lending exposure represents the Firm's potential loss assuming the market price of funded loans and lending commitments was zero.
-
On September 30, 2012, June 30, 2012 and September 30, 2011, the "event-driven" portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $6.5 billion, $4.8 billion and $7.0 billion, respectively.

-
On September 30, 2012, June 30, 2012 and September 30, 2011, the HFI portfolio allowance for loan losses for funded loans was $85 million, $58 million and $2 million, respectively, and the HFI portfolio allowance for credit losses for loan commitments was $60 million, $27 million and $10 million, respectively.

	-	Held for sale portfolio reflects loans and commitments carried at the lower of cost or fair market value.
	-	The hedge balance reflects the notional amount utilized by the corporate lending business.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	June 30, 2012	Sept 30, 2011	Sept 30, 2012	Sept 30, 2011	Change
Revenues:
Investment banking	$199	$223	$162	(11%)	23%	$627	$585	7%
Principal transactions:
Trading	312	222	184	41%	70%	905	806	12%
Investments	4	1	(3)	*	*	7	6	17%
Commissions and fees	521	531	662	(2%)	(21%)	1,682	2,111	(20%)
Asset management, distribution and admin. fees	1,810	1,857	1,753	(3%)	3%	5,406	5,170	5%
Other	80	80	95	--	(16%)	217	332	(35%)
Total non-interest revenues	2,926	2,914	2,853	--	3%	8,844	9,010	(2%)

Interest income	507	489	466	4%	9%	1,486	1,383	7%
Interest expense	97	98	93	(1%)	4%	275	323	(15%)
Net interest	410	391	373	5%	10%	1,211	1,060	14%
Net revenues	3,336	3,305	3,226	1%	3%	10,055	10,070	--

Compensation and benefits	2,050	1,994	1,986	3%	3%	6,149	6,227	(1%)
Non-compensation expenses	1,047	918	884	14%	18%	2,887	2,826	2%
Total non-interest expenses	3,097	2,912	2,870	6%	8%	9,036	9,053	--

Income (loss) from continuing operations before taxes	239	393	356	(39%)	(33%)	1,019	1,017	--
Income tax provision / (benefit) from continuing operations	93	148	139	(37%)	(33%)	362	365	(1%)
Income (loss) from continuing operations	146	245	217	(40%)	(33%)	657	652	1%
Gain (loss) from discontinued operations after tax	5	61	4	(92%)	25%	67	10	*
Net income (loss)	151	306	221	(51%)	(32%)	724	662	9%
Net income applicable to redeemable noncontrolling interests	8	0	0	*	*	8	0	*
Net income applicable to nonredeemable noncontrolling interests	(3)	81	52	*	*	152	130	17%
Net income (loss) applicable to Morgan Stanley	$146	$225	$169	(35%)	(14%)	$564	$532	6%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	157	172	167	(9%)	(6%)	522	527	(1%)
Gain (loss) from discontinued operations after tax	(11)	53	2	*	*	42	5	*
Net income (loss) applicable to Morgan Stanley	$146	$225	$169	(35%)	(14%)	$564	$532	6%

Return on average common equity
from continuing operations	5%	5%	5%			5%	3%
Pre-tax profit margin	7%	12%	11%			10%	10%
Compensation and benefits as a % of net revenues	61%	60%	62%			61%	62%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The portion of net income attributable to noncontrolling interests for consolidated entities is presented as either net income (loss) applicable to redeemable noncontrolling interests or net income (loss) applicable to nonredeemable noncontrolling interests.

	-	The quarter and nine months ended September 30, 2012, include non-recurring costs of $193 million related to the MSWM integration and the purchase of an additional 14% stake in the Joint Venture.
-
During the quarter ended September 30, 2012, Morgan Stanley completed the purchase of an additional 14% stake in the Joint Venture from Citi, increasing the Firm’s interest from 51% to 65%. Prior to September 17, 2012, Citi’s results related to its 49% interest were reported in net income (loss) applicable to nonredeemable noncontrolling interests. Due to the terms of the revised agreement with Citi, subsequent to the purchase of the additional 14% stake, Citi’s results related to the 35% interest are reported in net income (loss) applicable to redeemable noncontrolling interests.

	-	The negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Global Wealth Management would have been 5% for the nine months ended September 30, 2011.
	-	For the quarter ended June 30, 2012, discontinued operations included a pre-tax gain of $108 million ($73 million after-tax) and other operating income related to the sale of Quilter.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	June 30, 2012	Sept 30, 2011

Global representatives	16,829	16,934	17,661	(1%)	(5%)

Annualized revenue per global
representative (000's)	$790	$775	$724	2%	9%

Assets by client segment (billions)
$10m or more	572	560	480	2%	19%
$1m - $10m	723	704	661	3%	9%
Subtotal - > $1m	1,295	1,264	1,141	2%	13%
$100k - $1m	426	399	374	7%	14%
< $100k	47	44	38	7%	24%
Total client assets (billions)	$1,768	$1,707	$1,553	4%	14%

% of assets by client segment > $1m	73%	74%	73%

Fee-based client account assets (billions)	$556	$526	$455	6%	22%
Fee-based assets as a % of client assets	31%	31%	29%

Bank deposit program (millions)	$117,552	$112,418	$109,049	5%	8%

Client assets per global
representative (millions)	$105	$101	$88	4%	19%

Global fee based asset flows (billions)	$7.5	$4.1	$9.8	83%	(23%)

Global retail locations	727	740	760	(2%)	(4%)

Notes:	-	Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
	-	Fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
-
For the quarters ended September 30, 2012, June 30, 2012 and September 30, 2011, approximately $60 billion, $58 billion and $56 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.

	-	Global fee based asset flows represent the net asset flows, excluding interest and dividends, in client accounts where the basis of payment for services is a fee calculated on those assets.
	-	Client assets per global representative represents total client assets divided by period end global representative headcount.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	June 30, 2012	Sept 30, 2011	Sept 30, 2012	Sept 30, 2011	Change
Revenues:
Investment banking	$4	$1	$5	*	(20%)	$12	$10	20%
Principal transactions:
Trading	(17)	(3)	(3)	*	*	(26)	(15)	(73%)
Investments (1)	212	16	(176)	*	*	360	253	42%
Commissions and fees	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	437	408	392	7%	11%	1,256	1,203	4%
Other	(1)	43	(4)	*	75%	39	39	--
Total non-interest revenues	635	465	214	37%	197%	1,641	1,490	10%

Interest income	2	2	3	--	(33%)	7	10	(30%)
Interest expense	6	11	12	(45%)	(50%)	28	37	(24%)
Net interest	(4)	(9)	(9)	56%	56%	(21)	(27)	22%
Net revenues	631	456	205	38%	*	1,620	1,463	11%

Compensation and benefits	241	214	132	13%	83%	673	665	1%
Non-compensation expenses	192	199	191	(4%)	1%	578	623	(7%)
Total non-interest expenses	433	413	323	5%	34%	1,251	1,288	(3%)

Income (loss) from continuing operations before taxes	198	43	(118)	*	*	369	175	111%
Income tax provision / (benefit) from continuing operations	44	6	(39)	*	*	88	45	96%
Income (loss) from continuing operations	154	37	(79)	*	*	281	130	116%
Gain (loss) from discontinued operations after tax	12	0	30	*	(60%)	13	36	(64%)
Net income (loss)	166	37	(49)	*	*	294	166	77%
Net income applicable to redeemable noncontrolling interests	0	0	0	--	--	-	-	--
Net income applicable to nonredeemable noncontrolling interests	50	23	(18)	117%	*	138	101	37%
Net income (loss) applicable to Morgan Stanley	$116	$14	$(31)	*	*	$156	$65	140%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	104	14	(61)	*	*	143	29	*
Gain (loss) from discontinued operations after tax	12	0	30	*	(60%)	13	36	(64%)
Net income (loss) applicable to Morgan Stanley	$116	$14	$(31)	*	*	$156	$65	140%

Return on average common equity
from continuing operations	17%	2%	*			8%	*
Pre-tax profit margin	31%	9%	*			23%	12%
Compensation and benefits as a % of net revenues	38%	47%	64%			42%	46%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The portion of net income attributable to noncontrolling interests for consolidated entities is presented as either net income (loss) applicable to redeemable noncontrolling interests or net income (loss) applicable to nonredeemable noncontrolling interests.

-
The negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Asset Management would have been 1% for the nine months ended September 30, 2011.

	-	Percentages represent income from continuing operations before income taxes as a percentage of net revenues.
	-	Refer to End Notes on pages 16-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2012	June 30, 2012	Sept 30, 2011	June 30, 2012	Sept 30, 2011	Sept 30, 2012	Sept 30, 2011	Change

Net Revenues (millions)
Traditional Asset Management	$372	$337	$291	10%	28%	$1,051	$983	7%
Real Estate Investing (1)	125	122	52	2%	140%	393	331	19%
Merchant Banking	134	(3)	(138)	*	*	176	149	18%
Total Asset Management	$631	$456	$205	38%	*	$1,620	$1,463	11%

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity	$(1.8)	$1.2	$(0.7)	*	(157%)	$(1.5)	$2.7	*
Fixed Income	(3.4)	(0.4)	(1.0)	*	*	(4.5)	(4.0)	(13%)
Liquidity	15.9	11.5	(4.7)	38%	*	28.6	13.4	113%
Alternatives	0.3	0.8	0.0	(63%)	*	1.0	0.1	*
Total Traditional Asset Management	11.0	13.1	(6.4)	(16%)	*	23.6	12.2	93%

Real Estate Investing	(0.2)	0.0	0.6	*	*	0.5	0.7	(29%)
Merchant Banking	0.0	0.0	0.0	--	--	0.0	(1.6)	*
Total net flows	$10.8	$13.1	$(5.8)	(18%)	*	$24.1	$11.3	113%

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$117	$113	$98	4%	19%
Fixed Income	57	58	58	(2%)	(2%)
Liquidity	102	86	67	19%	52%
Alternatives	27	26	18	4%	50%
Total Traditional Asset Management	303	283	241	7%	26%

Real Estate Investing	19	19	18	--	6%
Merchant Banking	9	9	9	--	--
Total Assets Under Management or Supervision	$331	$311	$268	6%	24%
Share of minority stake assets	5	5	6	--	(17%)

Notes:	-	The alternatives asset class includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
	-	The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 16-17 and Legal Notice on page 18.

This page represents an addendum to the 3Q 2012 Financial Supplement, Appendix I

MORGAN STANLEY
Country Risk Exposure (1) - European Peripherals and France
As of September 30, 2012
(unaudited, dollars in millions)

		Net				Exposure
	Net	Counterparty	Funded	Unfunded	CDS	Before
	Inventory (2)	Exposure (3)	Lending	Commitments	Adjustment (4)	Hedges	Hedges (5)	Net Exposure
Greece
Sovereigns	$11	$6	$-	$-	$-	$17	$-	$17
Non-sovereigns	76	4	34	-	-	114	(41)	73
Sub-total	87	10	34	-	-	131	(41)	90
Ireland
Sovereigns	24	4	-	-	5	33	7	40
Non-sovereigns	74	75	72	-	17	238	(20)	218
Sub-total	98	79	72	-	22	271	(13)	258
Italy
Sovereigns	809	195	-	-	383	1,387	(207)	1,180
Non-sovereigns	213	541	570	705	210	2,239	(518)	1,721
Sub-total	1,022	736	570	705	593	3,626	(725)	2,901
Spain
Sovereigns	(23)	8	-	-	467	452	(7)	445
Non-sovereigns	246	311	84	820	189	1,650	(336)	1,314
Sub-total	223	319	84	820	656	2,102	(343)	1,759
Portugal
Sovereigns	(147)	29	-	-	30	(88)	(86)	(174)
Non-sovereigns	(41)	17	96	-	58	130	(77)	53
Sub-total	(188)	46	96	-	88	42	(163)	(121)
Total Euro Peripherals (6) (7)
Sovereigns	674	242	-	-	885	1,801	(293)	1,508
Non-sovereigns	568	948	856	1,525	474	4,371	(992)	3,379
Sub-total	$1,242	$1,190	$856	$1,525	$1,359	$6,172	$(1,285)	$4,887

France (6) (7)
Sovereigns	(1,998)	17	-	-	17	(1,964)	(249)	(2,213)
Non-sovereigns	(421)	2,096	253	1,872	351	4,151	(891)	3,260
Sub-total	$(2,419)	$2,113	$253	$1,872	$368	$2,187	$(1,140)	$1,047

(1)
Country risk exposure is measured in accordance with the Firm’s internal risk management standards and includes obligations from sovereign and non-sovereigns, which includes governments, corporations, clearinghouses and financial institutions.

(2)
Net inventory representing exposure to both long and short single name and index positions (i.e., bonds and equities at fair value and CDS based on notional amount assuming zero recovery adjusted for any fair value receivable or payable).

(3)	Net counterparty exposure (i.e., repurchase transactions, securities lending and OTC derivatives) taking into consideration legally enforceable master netting agreements and collateral.
(4)
CDS adjustment represents credit protection purchased from European peripheral banks on European peripheral sovereign and financial institution risk, or French banks on French sovereign and financial institution risk. Based on the CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.

(5)	Represents CDS hedges on net counterparty exposure and funded lending. Based on the CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.
(6)	In addition, at September 30, 2012, the Firm had European Peripherals and French exposure for overnight deposits with banks of approximately $149 million and $27 million, respectively.
(7)
At September 30, 2012, the benefit of collateral received against counterparty credit exposure was $4.7 billion in the European Peripherals with 98% of such collateral consisting of cash and German government obligations, and $7.5 billion in France with nearly all collateral consisting of cash and US government obligations. These amounts do not include collateral received on secured financing transactions.

- Refer to Legal Notice on page 18.

This page represents an addendum to the 3Q 2012 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended September 30, 2012
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,889	100%		$95	($1,126)	($1,031)	(6)	($0.55)
Participating Restricted Stock Units (1)	8	0%		$0	$0	$0	(7)	N/A
	1,897	100%	($1,031)	$95	($1,126)	($1,031)

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,889	100%		$0	($16)	($16)	(6)	$0.00
Participating Restricted Stock Units (1)	8	0%		$0	$0	$0	(7)	N/A
	1,897	100%	($16)	$0	($16)	($16)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,889	100%		$95	($1,142)	($1,047)	(6)	($0.55)
Participating Restricted Stock Units (1)	8	0%		$0	$0	$0	(7)	N/A
	1,897	100%	($1,047)	$95	($1,142)	($1,047)

Note:	-	Refer to End Notes on pages 16-17 and Legal Notice on page 18.

MORGAN STANLEY
End Notes

Page 4:
(1)	Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology: Institutional
Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.
(2)	Risk weighted assets (RWA) are calculated in accordance with the regulatory capital requirements of the Federal Reserve. RWAs reflect both on and off-balance sheet risk of the Firm. Market RWAs reflect capital charges attributable to the risk of loss resulting from adverse changes in market prices and other factors. Credit RWAs reflect capital charges attributable to the risk of loss arising from a borrower or counterparty failing to meet its financial obligations.
(3)	The Global Liquidity Reserve, which is held within the Parent and operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S.
agency mortgage-backed securities, FDIC-guaranteed corporate debt and non-U.S. government securities. For a further discussion of the Firm's
Global Liquidity Reserve, see the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.
(4)	Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended September 30, 2012, June 30, 2012 and September 30, 2011 of $6 million, $7 million and $120 million, respectively.
(5)	In accordance with the Federal Reserve Board's formalized definition as of December 30, 2011, Tier 1 common capital is defined as Tier 1 capital less non-common elements in Tier 1 capital, including perpetual preferred stock and related surplus, minority interest in subsidiaries, trust preferred securities and mandatory convertible preferred securities. Prior periods have been recast to conform to this definition. This computation is a preliminary estimate as of October 18, 2012 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on
Form 10-Q for the quarter ended September 30, 2012.
(6)	Tier 1 capital consists predominately of common shareholders' equity as well as qualifying preferred stock and qualifying restricted core capital elements (trust preferred securities and noncontrolling interests) less goodwill, non-servicing intangible assets (excluding allowable mortgage servicing rights), net deferred tax assets (recoverable in excess of one year), an after-tax debt valuation adjustment and certain other deductions, including equity investments. This computation is a preliminary estimate as of October 18, 2012 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

Page 5:
(1)	The Firm’s capital estimation is based on the Required Capital framework, an internal capital adequacy measure which considers a risk-based going concern capital after absorbing potential losses from extreme stress events at a point in time. Beginning in the quarter ended March 31,
2012, the Firm's Required Capital is met by Tier 1 common capital. Tier 1 common capital and common equity attribution to business segment is based on capital usage calculated by the framework. The difference between the Firm's Tier 1 common capital and aggregate Required Capital is the Firm's Parent capital. The Firm generally holds parent capital for prospective regulatory requirements, including Basel III, organic growth, acquisitions and other capital needs. The Required Capital framework will continue to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.

Page 12:
(1)	The quarters ended September 30, 2012, June 30, 2012 and September 30, 2011 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements. The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests.

Page 13:
(1)	Real Estate Investing revenues include gains or losses related to principal investments held by certain consolidated real estate funds.
These gains or losses are offset in the net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended September 30, 2012, June 30, 2012 and September 30, 2011 are $51 million, $24 million and $(13) million, respectively.
(2)	Net Flows by region [inflow / (outflow)] for the quarters ended September 30, 2012, June 30, 2012 and September 30, 2011 are:
North America: $9.1 billion, $7.0 billion and $(4.2) billion
International: $1.7 billion, $6.1 billion and $(1.6) billion
(3)	Assets under management or supervision by region for the quarters ended September 30, 2012, June 30, 2012 and September 30, 2011 are:
North America: $212 billion, $198 billion and $176 billion
International: $119 billion, $113 billion and $92 billion

MORGAN STANLEY
End Notes
Page 15:

(1)	Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid)
are participating securities and are included in the computation of EPS pursuant to the two-class method. Restricted Stock Units ("RSUs")
that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding
(if dilutive) under the treasury stock method.
(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)	Represents net income from continuing operations, gain (loss) from discontinued operations (after-tax), and net income applicable to Morgan Stanley for the quarter ended September 30, 2012 prior to allocations to participating RSUs.
(4)	Distributed earnings represent the dividends declared on common shares and participating RSUs for the quarter ended September 30, 2012.
The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date. During the quarter ended September 30, 2012, a $0.05 dividend was declared on common shares outstanding and participating RSUs.
(5)	The two-class method assumes all of the earnings for the reporting period are distributed and allocated to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.
(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's third quarter earnings press release issued October 18, 2012.